Exhibit 99.1

MET PRO
CORPORATION

Marcum Microcap Conference

June 20, 2012

www.met-pro.com

MPR LISTED NYSE

MET PRO CORPORATION

This presentation includes forward-looking statements which reflect the Company's current views with respect to future events and financial performance, but involve uncertainties that could significantly impact results. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements.

www.met-pro.com

Safe Harbor Statement

Who We Are
Established in 1966, Met-Pro Corporation is a leading niche-
oriented global provider of product recovery, pollution control, fluid handling, and filtration solutions including:
 – filtration and purification equipment for air, water, and harsh, corrosive liquid applications;
 – fluid handling equipment for water, saltwater, corrosive, abrasive, and high temperature liquids;
 – proprietary chemicals for the treatment of municipal and industrial water systems
that position us to meet the world’s growing need for:
 – clean air and water
 – reduced energy consumption
 – and improved operating efficiencies

Product Recovery/
Pollution Control
43.5%
Filtration/
Purification
10.4%
Fluid Handling
33.2%
Mefiag
Filtration
12.9%
Businesses at a Glance
Fiscal Year 2012 Total Revenue
$100.2 Million

MPR LISTED NYSE

MET PRO CORPORATION

Flex-Kleen Dust Collector

BIO-PRO

Duall BIO-PRO™ Bioscrubber

www.met-pro.com

Products from Single Units…
Mefiag Filter System
Fybroc FRP Pumps
Strobic Air Patented Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter Cartridges
Pristine Water
Treatment Chemicals

MPR
LISTED
NYSE

MET PRO
CORPORATION

www.met-pro.com

…to Large, Complex Systems
Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Duall Multi Component
Hot Gas Scrubber System
Flex-Kleen
Dust Collectors
Systems Rotary Concentrator and
Recuperative Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans
Bio-Reaction
Bio-Oxidation System

MPR LISTED NYSE

MET PRO CORPORATION

www.met-pro.com

Fume Hood
Exhaust & Control
Systems
Municipal, Industrial
& Commercial Water
Treatment
Dust Collection &
Product Recovery
Solutions
Air Quality &
Odor Control
Solutions
VOC Removal
Solutions
Industrial &
Residential
Filter Solutions
Industrial
Filter Systems
Process & High
Temperature
Metallic Pumps
Corrosion
Resistant
FRP Pumps
Corrosion Resistant
Thermoplastic Pumps
Products and Solutions
Environmental, Energy & Process Improvement Solutions

MPR LISTED NYSE

MET PRO CORPORATION

www.met-pro.com

Customers & Major Markets
• Over 8,000 active customers
 ‒ Well-diversified cross-section
 of industries including
 Fortune 1000 companies
• Major markets include:
 – Pharmaceutical
 – Chemical/petrochemical
 – Food processing
 – Metal finishing
 – Saltwater aquariums
 – Refinery
 – Semiconductor/electronics
 – Municipalities
 – Universities
 – Hospitals/public health
 – Government facilities
No One Customer Accounts for More
 Than 10% of Met-Pro’s Business

Growth Strategy
• Capitalize on global niche-oriented growth opportunities
 through:
 – Strong customer focus
 – Geographic expansion
 – New product introductions
 – Accretive acquisitions, technology licensing and strategic business partnerships
 – Leveraging existing relationships to maximize
 penetration of Met-Pro products
 – Optimization of synergies within Met-Pro

Growth Drivers
• Growing global demand for “green” manufacturing processes
• Increasing regulatory requirements limiting the amount of
 pollution discharge into the air and/or water
• Geographical market expansion
• Continual need for new products and solutions to meet ever changing regulations and process requirements
• Obsolescence and insufficiency of existing air pollution control and fluid handling equipment
• Maintenance, repair, upgrade and retrofit opportunities from growing installed base

Margin Improvement Strategies
• Expand operating margin through:
 – Pricing power
 – Single source solutions
 – Global sourcing
 – Volume discounts
 – Consolidation
 – Leveraging of operating expenses
 – Improved project execution
 – Lean enterprise/continuous improvement
 – Disciplined cost management

MPR
LISTED
NYSE

"The world is constantly changing, and Met-Pro is changing with it."

www.met-pro.com

Looking Ahead

Traditional
product push
approach
Solutions
provider
approach
within BUs
Market
served
growth
platforms
Markets Served:
•Air
•Alternative energy
•Water
•Specialty liquids
Growth Strategy is Market Focused

MPR
LISTED
NYSE

MET PRO
CORPORATION

MET PRO
CORPORATION

www.met-pro.com

Met-Pro Growth Platforms
Keystone
Mefiag
Met-Pro GPS
Met-Pro EAS
Pristine
Strobic Air
Air
Alternative Energy
Specialty Liquids
Water
Business Unit
Platform
Allow us to leverage our business unit capabilities,
but manage from a market served perspective

MPR LISTED NYSE

MET PRO CORPORATION

www.met-pro.com

Products and Solutions
Environmental, Energy & Process Improvement Solutions

MET PRO CORPORATION

Financial Results

www.met-pro.com

Product Recovery/
Pollution Control
43.5%
Filtration/
Purification
10.4%
Fluid Handling
33.2%
Mefiag
Filtration
12.9%
27.9%
International
Sales
72.1%
U.S. Sales
Financial Overview
Fiscal Year 2012 Total Revenue
$100.2 Million
International Revenue
$28.0 Million

MPR
LISTED
NYSE
MET PRO
CORPORATION

Fiscal Year Ended 1/31

120.0
105.0
90.0
75.0
60.0
Millions($)
2010
2011
2012

$25.5
$27.0
30.0
25.0
20.0
15.0
10.0
Millions($)
2011
2012

www.met-pro.com

New Orders
Financial Overview
$81.8
$110.9
$89.9
First Quarter Ended 4/30

MPR
LISTED
NYSE

Fiscal Year Ended 1/31

120.0
105.0
90.0
75.0
60.0
Millions($)
2010
2011
2012

30.0
25.0
20.0
15.0
10.0
Millions($)
2011
2012

www.met-pro.com

Net Sales
Financial Overview
$80.1
$100.2
$88.9
First Quarter Ended 4/30
$25.2
$23.4

MPR LISTED NYSE

MET PRO CORPORATION

Fiscal Year Ended 1/31

8.0
6.0
4.0
2.0
0.0
Millions($)
2010
2011
2012

1.6
1.2
0.8
0.4
0.0
Millions($)
2011
2012

www.met-pro.com

Net Income
Financial Overview
$4.4
$7.1
$6.1
First Quarter Ended 4/30
$1.3*
$1.4
* Included one-time costs in connection with transition
to new CFO, which had an after-tax impact of $0.3 million.

MPR
LISTED
NYSE

Fiscal Year Ended 1/31

0.52
0.39
0.26
0.13
0.00
Dollars ($)
2010
2011
2012

0.12
0.09
0.06
0.03
0.00
Dollars ($)
2011
2012

www.met-pro.com

Diluted EPS
Financial Overview
$.30
$.48
$.42
First Quarter Ended 4/30
$.09*
$.10
* Included one-time costs in connection with transition
to new CFO, which had an after-tax impact of $0.02 per
diluted share.

Cash & Short Term Investments
Total Assets
Total Debt
Shareholders’ Equity
Millions ($)
34.7
$ 113.9
2.9
84.6
$2.35
Per Share
Debt to Equity
Ratio = 3.5%
$
$
$
Financial Overview
Strong Financial Condition
4/30/2012

MPR
LISTED
NYSE

0.30
0.25
0.20
0.15
0.10
Dollars ($)
2010
2011
2012

www.met-pro.com

Fiscal Year Ended 1/31
Financial Overview
$.246
$.269*
$.24
* Reflects 8% dividend increase effective October 2011
21 Straight Years of Cash Dividends

Summary
• Significant global demand for products and solutions
• Consistent track record of strong financial results
• Strong balance sheet
• Strong cash flows from operating activities
• 21 consecutive years of cash dividends
• Poised for growth

MPR LISTED NYSE

Additional Questions, Please Contact:

Raymond J. De Hont
Chairman, CEO and President
215-723-6751, ext. 200
rdehont@met-pro.com

Neal E. Murphy
Chief Financial Officer
215-723-6751, ext. 275
nmurphy@met-pro.com

www.met-pro.com

Thank You!